Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Second Quarter Revenue of $481.1 Million

AUSTIN, Texas – Nov 2, 2023 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the second quarter fiscal year 2024, which ended September 23, 2023, as well as the company’s current business outlook.
“Cirrus Logic delivered revenue near the top end of guidance in the September quarter,” said John Forsyth, Cirrus Logic president and chief executive officer. “We also continued our strong track record of engineering execution, ramping shipments of our new camera controller and passing key milestones in the development of the next-generation components that we expect to introduce next year. Looking forward, we remain focused on delivering innovative products that will expand our market reach and enable us to capitalize on the growth opportunities that we see ahead of us.”

Reported Financial Results – Second Quarter FY24
•Revenue of $481.1 million;
•GAAP and non-GAAP gross margin of 51.3 percent;
•GAAP operating expenses of $140.8 million and non-GAAP operating expenses of $114.4 million; and
•GAAP earnings per share of $1.34 and non-GAAP earnings per share of $1.80.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Third Quarter FY24
•Revenue is expected to range between $510 million and $570 million;
•GAAP gross margin is expected to be between 49 percent and 51 percent;
•Combined GAAP R&D and SG&A expenses are anticipated to range between $145 million and $151 million, including approximately $23 million in stock-based compensation expense and $2 million in amortization of acquisition intangibles, resulting in a non-GAAP operating expense range between $120 million and $126 million; and
•The December quarter will span 14 weeks instead of the typical 13 weeks as FY24 is a 53-week year.

Cirrus Logic will host a live Q&A session at 6 p.m. EDT today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (647) 362-9199, or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our expectation that our next-generation components will be introduced next year; our ability to deliver innovative products that will expand our market reach and enable us to capitalize on the growth opportunities; and our estimates for the third quarter fiscal year 2024 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock compensation expense, and amortization of acquisition intangibles. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: our ability to develop and ramp new products in a timely manner, including our next-generation boosted amplifier and our first 22-nm smart codec; our ability to commercialize new research and development efforts into new markets outside of smartphones; and the level and timing of orders and shipments during the third quarter of fiscal year 2024, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 25, 2023 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Six Months Ended
	Sep. 23,	Jun. 24,	Sep. 24,	Sep. 23,	Sep. 24,
	2023	2023	2022	2023	2022
	Q2'24	Q1'24	Q2'23	Q2'24	Q2'23
Audio	$282,855	$195,806	$337,811	$478,661	$592,307
High-Performance Mixed-Signal	198,208	121,210	202,763	319,418	341,906
Net sales	481,063	317,016	540,574	798,079	934,213
Cost of sales	234,467	157,629	269,288	392,096	460,293
Gross profit	246,596	159,387	271,286	405,983	473,920
Gross margin	51.3%	50.3%	50.2%	50.9%	50.7%

Research and development	104,205	106,215	115,471	210,420	225,187
Selling, general and administrative	34,323	35,379	39,598	69,702	78,240
Restructuring and related costs	2,319	—	—	2,319	—
Total operating expenses	140,847	141,594	155,069	282,441	303,427

Income from operations	105,749	17,793	116,217	123,542	170,493

Interest income (expense)	3,729	4,600	1,285	8,329	1,590
Other income (expense)	(70)	377	295	307	801
Income before income taxes	109,408	22,770	117,797	132,178	172,884
Provision for income taxes	34,001	7,170	30,609	41,171	45,989
Net income	$75,407	$15,600	$87,188	$91,007	$126,895

Basic earnings per share	$1.38	$0.28	$1.56	$1.66	$2.27
Diluted earnings per share:	$1.34	$0.28	$1.52	$1.61	$2.20

Weighted average number of shares:
Basic	54,503	54,862	55,726	54,683	56,002
Diluted	56,278	56,631	57,418	56,453	57,620

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Six Months Ended
	Sep. 23,	Jun. 24,	Sep. 24,	Sep. 23,	Sep. 24,
	2023	2023	2022	2023	2022
Net Income Reconciliation	Q2'24	Q1'24	Q2'23	Q2'24	Q2'23
GAAP Net Income	$75,407	$15,600	$87,188	$91,007	$126,895
Amortization of acquisition intangibles	2,170	2,170	7,787	4,340	15,622
Stock-based compensation expense	21,331	22,715	20,483	44,046	38,621
Restructuring and related costs	2,319	—	—	2,319	—
Acquisition-related costs	939	3,166	3,164	4,105	6,328
Adjustment to income taxes	(604)	(5,628)	(4,135)	(6,232)	(8,435)
Non-GAAP Net Income	$101,562	$38,023	$114,487	$139,585	$179,031

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$1.34	$0.28	$1.52	$1.61	$2.20
Effect of Amortization of acquisition intangibles	0.04	0.04	0.14	0.08	0.27
Effect of Stock-based compensation expense	0.38	0.40	0.35	0.78	0.67
Effect of Restructuring and related costs	0.04	—	—	0.04	—
Effect of Acquisition-related costs	0.01	0.05	0.05	0.07	0.11
Effect of Adjustment to income taxes	(0.01)	(0.10)	(0.07)	(0.11)	(0.14)
Non-GAAP Diluted earnings per share	$1.80	$0.67	$1.99	$2.47	$3.11

Operating Income Reconciliation
GAAP Operating Income	$105,749	$17,793	$116,217	$123,542	$170,493
GAAP Operating Profit	22.0%	5.6%	21.5%	15.5%	18.2%
Amortization of acquisition intangibles	2,170	2,170	7,787	4,340	15,622
Stock-based compensation expense - COGS	361	285	312	646	589
Stock-based compensation expense - R&D	15,472	15,952	14,228	31,424	26,820
Stock-based compensation expense - SG&A	5,498	6,478	5,943	11,976	11,212
Restructuring and related costs	2,319	—	—	2,319	—
Acquisition-related costs	939	3,166	3,164	4,105	6,328
Non-GAAP Operating Income	$132,508	$45,844	$147,651	$178,352	$231,064
Non-GAAP Operating Profit	27.5%	14.5%	27.3%	22.3%	24.7%

Operating Expense Reconciliation
GAAP Operating Expenses	$140,847	$141,594	$155,069	$282,441	$303,427
Amortization of acquisition intangibles	(2,170)	(2,170)	(7,787)	(4,340)	(15,622)
Stock-based compensation expense - R&D	(15,472)	(15,952)	(14,228)	(31,424)	(26,820)
Stock-based compensation expense - SG&A	(5,498)	(6,478)	(5,943)	(11,976)	(11,212)
Restructuring and related costs	(2,319)	—	—	(2,319)	—
Acquisition-related costs	(939)	(3,166)	(3,164)	(4,105)	(6,328)
Non-GAAP Operating Expenses	$114,449	$113,828	$123,947	$228,277	$243,445

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$246,596	$159,387	$271,286	$405,983	$473,920
GAAP Gross Margin	51.3%	50.3%	50.2%	50.9%	50.7%
Stock-based compensation expense - COGS	361	285	312	646	589
Non-GAAP Gross Profit	$246,957	$159,672	$271,598	$406,629	$474,509
Non-GAAP Gross Margin	51.3%	50.4%	50.2%	51.0%	50.8%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

	Three Months Ended			Six Months Ended
	Sep. 23,	Jun. 24,	Sep. 24,	Sep. 23,	Sep. 24,
	2023	2023	2022	2023	2022
Effective Tax Rate Reconciliation	Q2'24	Q1'24	Q2'23	Q2'24	Q2'23
GAAP Tax Expense	$34,001	$7,170	$30,609	$41,171	$45,989
GAAP Effective Tax Rate	31.1%	31.5%	26.0%	31.1%	26.6%
Adjustments to income taxes	604	5,628	4,135	6,232	8,435
Non-GAAP Tax Expense	$34,605	$12,798	$34,744	$47,403	$54,424
Non-GAAP Effective Tax Rate	25.4%	25.2%	23.3%	25.4%	23.3%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.60	$0.13	$0.53	$0.73	$0.80
Adjustments to income taxes	0.01	0.10	0.07	0.11	0.14
Non-GAAP Tax Expense	$0.61	$0.23	$0.60	$0.84	$0.94

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Sep. 23,	Mar. 25,	Sep. 24,
	2023	2023	2022
ASSETS
Current assets
Cash and cash equivalents	$277,805	$445,784	$355,043
Marketable securities	34,636	34,978	23,869
Accounts receivable, net	271,894	150,473	304,546
Inventories	328,930	233,450	164,571
Prepaid wafers	79,468	60,638	—
Other current assets	104,138	92,533	108,538
Total current Assets	1,096,871	1,017,856	956,567

Long-term marketable securities	40,042	36,509	49,013
Right-of-use lease assets	144,104	128,145	162,859
Property and equipment, net	171,047	162,972	158,722
Intangibles, net	33,801	38,876	141,909
Goodwill	435,936	435,936	435,936
Deferred tax asset	44,126	35,580	13,094
Long-term prepaid wafers	94,474	134,363	174,787
Other assets	44,052	73,729	71,180
Total assets	$2,104,453	$2,063,966	$2,164,067

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$87,340	$81,462	$118,000
Accrued salaries and benefits	46,504	50,606	59,140
Lease liability	19,859	18,442	13,583
Acquisition-related liabilities	—	21,361	45,984
Other accrued liabilities	47,487	44,469	45,658
Total current liabilities	201,190	216,340	282,365

Non-current lease liability	136,042	122,631	152,294
Non-current income taxes	51,589	59,013	65,255
Other long-term liabilities	7,277	7,700	9,539
Total long-term liabilities	194,908	189,344	227,088

Stockholders' equity:
Capital stock	1,712,710	1,670,141	1,618,177
Accumulated earnings (deficit)	(1,213)	(9,320)	40,927
Accumulated other comprehensive loss	(3,142)	(2,539)	(4,490)
Total stockholders' equity	1,708,355	1,658,282	1,654,614
Total liabilities and stockholders' equity	$2,104,453	$2,063,966	$2,164,067

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Sep. 23,	Sep. 24,
	2023	2022
	Q2'24	Q2'23
Cash flows from operating activities:
Net income	$75,407	$87,188
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	11,610	17,219
Stock-based compensation expense	21,331	20,483
Deferred income taxes	810	1,404
Loss on retirement or write-off of long-lived assets	58	11
Other non-cash charges	274	86
Restructuring and related costs	2,319	—
Net change in operating assets and liabilities:
Accounts receivable, net	(86,046)	(98,274)
Inventories	(27,974)	9,799
Prepaid wafers	21,058	—
Other assets	(14,392)	(2,491)
Accounts payable and other accrued liabilities	10,200	14,229
Income taxes payable	(12,859)	(16,829)
Acquisition-related liabilities	(24,527)	3,164
Net cash provided by (used in) operating activities	(22,731)	35,989
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	7,194	1,961
Purchases of available-for-sale marketable securities	(7,819)	(850)
Purchases of property, equipment and software	(8,470)	(10,211)
Investments in technology	(57)	(36)
Net cash used in investing activities	(9,152)	(9,136)
Cash flows from financing activities:
Issuance of common stock, net of shares withheld for taxes	—	1,011
Repurchase of stock to satisfy employee tax withholding obligations	(2,082)	(2,156)
Repurchase and retirement of common stock	(40,576)	(50,000)
Net cash used in financing activities	(42,658)	(51,145)
Net decrease in cash and cash equivalents	(74,541)	(24,292)
Cash and cash equivalents at beginning of period	352,346	379,335
Cash and cash equivalents at end of period	$277,805	$355,043

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Sep. 23,	Sep. 23,	Jun. 24,	Mar. 25,	Dec. 24,
	2023	2023	2023	2023	2022
	Q2'24	Q2'24	Q1'24	Q4'23	Q3'23

Net cash provided by (used in) operating activities (GAAP)	$166,670	$(22,731)	$(39,813)	$48,266	$180,948
Capital expenditures	(40,080)	(8,527)	(12,310)	(11,635)	(7,608)
Free Cash Flow (Non-GAAP)	$126,590	$(31,258)	$(52,123)	$36,631	$173,340

Cash Flow from Operations as a Percentage of Revenue (GAAP)	9%	(5)%	(13)%	13%	31%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	2%	4%	3%	1%
Free Cash Flow Margin (Non-GAAP)	7%	(6)%	(16)%	10%	29%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q3'24
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$145 - 151
Stock-based compensation expense	(23)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$120 - 126